SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2002

COVAD COMMUNICATIONS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25271	77-0461529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3420 Central Expressway, Santa Clara, California	95051
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 616-6500

Item 5.    Other Events.

On December 13, 2002, Covad Communications Group, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7.    Exhibits.

99.1         Press Release dated December 13, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVAD COMMUNICATIONS GROUP, INC.

Date:	December 27, 2002	By:	/s/ DOUG CARLEN
Doug Carlen Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 13, 2002.